UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

WESTERN ASSET

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset High Yield Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Western Asset High Yield Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook, which was released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is

IV	Western Asset High Yield Fund

projected to remain subdued at slightly above three percent in 2013, the same as in 2012. This is less than forecast in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

Western Asset High Yield Fund	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September 2012, the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

VI	Western Asset High Yield Fund

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationvi Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvii fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended June 30, 2013. Aside from a brief rally in April 2013, the asset class fell during the other five months of the reporting period. This weakness was triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix fell 8.22% over the six months ended June 30, 2013.

Western Asset High Yield Fund	VII

Investment commentary (cont’d)

Performance review

For the six months ended June 30, 2013, Class I shares of Western Asset High Yield Fund returned 1.89%. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 1.42% for the same period. The Lipper High Yield Funds Category Average1 returned 1.28% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset High Yield Fund:
Class A	2.76%
Class C	1.45%
Class R	1.59%
Class I	1.89%
Class IS	2.06%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	1.42%
Lipper High Yield Funds Category Average[1]	1.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2013 for Class A, Class C, Class R, Class I and Class IS shares were 6.48%, 5.97%, 6.46%, 6.94% and 7.12%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C and Class IS shares would have been 5.95% and 7.11%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.12%, 2.15%, 1.37%, 0.66% and 0.63%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets is not expected to exceed 1.05% for Class A shares, 1.80% for Class C shares, 1.30% for

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 579 funds in the Fund’s Lipper category, and excluding sales charges.

VIII	Western Asset High Yield Fund

Class R shares and 0.65% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset High Yield Fund	IX

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

X	Western Asset High Yield Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives, such as written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset High Yield Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.76%	$1,000.00	$1,027.60	0.92%	$4.63	Class A	5.00%	$1,000.00	$1,020.23	0.92%	$4.61
Class C	1.45	1,000.00	1,014.50	1.80	8.99	Class C	5.00	1,000.00	1,015.87	1.80	9.00
Class R	1.59	1,000.00	1,015.90	1.30	6.50	Class R	5.00	1,000.00	1,018.35	1.30	6.51
Class I	1.89	1,000.00	1,018.90	0.70	3.50	Class I	5.00	1,000.00	1,021.32	0.70	3.51
Class IS	2.06	1,000.00	1,020.60	0.63	3.16	Class IS	5.00	1,000.00	1,021.67	0.63	3.16

2	Western Asset High Yield Fund 2013 Semi-Annual Report

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset High Yield Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

4	Western Asset High Yield Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 88.1%
Consumer Discretionary — 16.4%
Auto Components — 0.4%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	300,000		$330,000
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	740,000		734,450	(a)(b)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	420,661	(a)
Total Auto Components					1,485,111
Automobiles — 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		563,550	(a)
Distributors — 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	830,000		792,650	(a)
Diversified Consumer Services — 1.2%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	580,000		620,600	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	997,000		1,089,222
ServiceMaster Co., Senior Notes	7.000%	8/15/20	180,000		170,775
Sotheby’s, Senior Notes	5.250%	10/1/22	1,030,000		999,100	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	750,000		795,000
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,040,000		1,019,200	(a)
Total Diversified Consumer Services					4,693,897
Hotels, Restaurants & Leisure — 6.3%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,278,935		1,223,653	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	160,000		166,800
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	2,190,000		1,883,400
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	610,000		582,550	(a)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	580,000		552,450	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,340,000		1,507,500
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,320,000		1,379,400	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,290,000		1,367,400	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,160,000		2,289,622	(a)(b)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	1,455,000		909	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,840,000		1,840,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,671,000		2,817,905	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,720,000		1,612,500	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	240,000		247,500

See Notes to Financial Statements.

6	Western Asset High Yield Fund 2013 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Notes	7.750%	3/15/22	380,000	$412,775
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	190,000	209,950	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,912,000	1,868,980	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	480,000	470,400	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,990,000	2,109,400
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	1,855,000	1,808,625	(a)(f)
Total Hotels, Restaurants & Leisure				24,351,719
Household Durables — 0.3%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,160,000	1,261,500	(a)
Media — 5.6%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	490,000	526,750
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	190,000	207,575
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.500%	4/30/21	1,240,000	1,292,700
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	1,020,000	969,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	810,000	781,650
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,030,000	1,060,900	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	360,000	370,800
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,230,000	2,402,825
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,880,000	1,997,500
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	490,000	541,450	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,090,000	1,160,850
Lynx II Corp., Senior Notes	6.375%	4/15/23	730,000	735,475	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	790,000	788,025	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,490,000	1,549,600	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,500,000	1,470,000	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,150,000	1,196,000	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,000,000	960,000
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,470,000	1,543,500	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	450,000	472,500	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	780,000	807,300	(a)
Virgin Media Finance PLC, Senior Notes	4.875%	2/15/22	620,000	570,400
Total Media				21,404,800
Multiline Retail — 0.2%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	770,000	782,512	(a)
Specialty Retail — 1.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	69,000	69,345

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
CST Brands Inc., Senior Notes	5.000%	5/1/23	500,000	$487,500	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,100,000	1,028,500	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,140,000	1,071,600
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,540,000	2,476,500	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,180,000	1,268,500	(a)
Total Specialty Retail				6,401,945
Textiles, Apparel & Luxury Goods — 0.4%
Burlington Holdings LLC/Burlington Holding Finance Inc., Senior Notes	9.000%	2/15/18	660,000	676,500	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	672,000	(a)
Total Textiles, Apparel & Luxury Goods				1,348,500
Total Consumer Discretionary				63,086,184
Consumer Staples — 2.9%
Food & Staples — 0.4%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	1,500,000	1,616,250	(a)
Food Products — 1.3%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,840,000	1,927,400	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	648,000	682,020	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,675,000	1,762,937	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	680,000	712,300	(a)
Total Food Products				5,084,657
Household Products — 0.5%
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	400,000	419,000	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	610,000	638,975	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	800,000	794,000	(a)
Total Household Products				1,851,975
Personal Products — 0.2%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	860,000	817,000	(a)
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,792,000	1,832,320
Total Consumer Staples				11,202,202
Energy — 15.7%
Energy Equipment & Services — 2.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	830,000	861,125
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	90,000	88,875

See Notes to Financial Statements.

8	Western Asset High Yield Fund 2013 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Frac Tech Services LLC/Frac Tech Finance Inc., Senior Notes	8.125%	11/15/18	450,000	$466,875	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,480,000	1,468,900
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	220,000	239,800	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	900,000	900,000	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	960,000	1,020,000	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	458,000	488,915	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	840,000	806,400
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,200,000	1,242,000
Parker Drilling Co., Senior Notes	9.125%	4/1/18	710,000	750,825
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	890,000	967,875	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,370,000	1,479,600
Total Energy Equipment & Services				10,781,190
Oil, Gas & Consumable Fuels — 12.9%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,880,000	1,743,700
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,180,000	982,350
Arch Coal Inc., Senior Notes	9.875%	6/15/19	520,000	494,000	(a)
Arch Coal Inc., Senior Notes	7.250%	6/15/21	400,000	324,000
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	1,030,000	927,000	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,200,000	1,140,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	660,000	706,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	390,000	417,300
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	810,000	880,875	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	780,000	811,200
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	450,000	456,750
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	990,000	1,069,200
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,569,500
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	430,000	450,425
Continental Resources Inc., Senior Notes	5.000%	9/15/22	480,000	488,400
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,173,318	2,124,418	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	560,000	565,600
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	970,000	950,600	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	732,000	$790,560
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	40,000	43,700
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	25,000	28,063	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	170,000	158,950
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,930,000	1,882,908	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	310,000	309,225
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,210,000	1,173,700
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	560,000	576,800	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.500%	3/1/20	2,250,000	2,266,875
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,215,000	1,318,275
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,090,000	1,106,350	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	670,000	680,050	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	140,000	147,700
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	403,000	415,090
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	247,000	254,410
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	1,320,000	1,207,800
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,250,000	1,212,500	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,910,000	1,384,750
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	280,000	240,800	(e)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	630,000	535,500	(e)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,340,000	1,393,600	(a)
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	250,000	250,625
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,430,000	1,444,300
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	500,000	481,250	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,840,000	1,687,909
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	200,000	214,500
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000	735,000	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	750,000	742,500
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,680,000	1,486,800	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	630,000	615,825
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	159,750
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	290,000	298,700
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	380,000	397,100

See Notes to Financial Statements.

10	Western Asset High Yield Fund 2013 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	170,000	$167,450
Samson Investment Co., Senior Notes	10.000%	2/15/20	2,150,000	2,265,563	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	190,000	185,250	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	100,000	95,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	880,000	915,200	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	550,000	556,875	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	580,000	588,700	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,110,000	1,162,725
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	140,000	124,950	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,270,000	1,543,600	(a)
Total Oil, Gas & Consumable Fuels				49,348,696
Total Energy				60,129,886
Financials — 6.0%
Commercial Banks — 2.3%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,740,000	2,206,651	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	650,000	637,813
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	720,000	741,689
CIT Group Inc., Senior Notes	5.500%	2/15/19	110,000	113,575	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	770,000	815,237	(a)(f)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,470,000	1,529,729	(a)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	540,000	692,550	(a)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,260,000	1,152,900	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	390,000	398,756
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	450,000	472,778
Total Commercial Banks				8,761,678
Consumer Finance — 0.4%
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	590,000	573,775	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	380,000	353,875	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	440,000	488,400
Total Consumer Finance				1,416,050
Diversified Financial Services — 2.3%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,350,000	1,269,000	(f)(g)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	330,000	320,100	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
ILFC E-Capital Trust I, Junior Subordinated Notes	4.680%	12/21/65	1,000,000		$850,000	(a)(f)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	610,000		573,400	(a)(f)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	900,000		1,002,375
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000		597,575
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	160,000		150,400
International Lease Finance Corp., Senior Notes	4.625%	4/15/21	520,000		478,400
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	680,000		647,700	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	7/1/21	1,090,000		1,046,400
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	840,000		896,700
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	840,000		898,800	(a)(f)
Total Diversified Financial Services					8,730,850
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	430,000		417,100	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	9/30/13	490,000		470,400	(f)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	830,000		973,175	(a)
Total Insurance					1,860,675
Real Estate Investment Trusts (REITs) — 0.5%
Geo Group Inc., Senior Notes	5.125%	4/1/23	2,170,000		2,072,350	(a)
Total Financials					22,841,603
Health Care — 6.9%
Health Care Equipment & Supplies — 0.9%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,070,000		1,037,900	(a)
Biomet Inc., Senior Notes	6.500%	8/1/20	160,000		164,900
Hologic Inc., Senior Notes	6.250%	8/1/20	680,000		705,075
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,950,000		1,720,875
Total Health Care Equipment & Supplies					3,628,750
Health Care Providers & Services — 5.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	774,000		928,800
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	820,000		820,000	(a)
Catalent Pharma Solutions Inc., Senior Subordinated Notes	9.750%	4/15/17	3,820,000	EUR	5,133,901
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,825,000		2,870,906
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	810,000		846,450
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	450,000		459,000
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	830,000		894,325
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	860,000		905,150	(a)
HCA Inc., Notes	7.690%	6/15/25	1,675,000		1,809,000

See Notes to Financial Statements.

12	Western Asset High Yield Fund 2013 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
HCA Inc., Senior Secured Notes	5.875%	3/15/22	1,900,000	$1,949,875
INC Research LLC, Senior Notes	11.500%	7/15/19	510,000	548,250	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,320,000	726,000	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,760,000	1,883,200
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	1,000,000	1,052,500
US Oncology Inc. Escrow	—	—	1,190,000	41,650	*
Total Health Care Providers & Services				20,869,007
Pharmaceuticals — 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.500%	12/15/18	1,980,000	2,163,150	(a)
Total Health Care				26,660,907
Industrials — 15.2%
Aerospace & Defense — 2.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,020,000	1,114,350
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,960,000	1,906,100	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	580,000	600,300	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	3,840,000	3,916,800	(a)
Total Aerospace & Defense				7,537,550
Airlines — 3.2%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	600,000	602,820	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	77,280	81,144
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	2,220,000	2,142,300	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	330,000	341,550	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,392,000	1,395,480	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	217,731	219,909
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	756,879	855,652
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	230,000	239,200	(a)
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	462,972	488,435	(a)
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	1,430,000	1,354,925
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	386,122	405,428
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	988,372	1,102,035
United Airlines Inc., Pass-Through Certificates	8.388%	5/1/22	466,879	497,833
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	730,000	737,300
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	443,425	451,185
US Airways, Pass-Through Trust, Secured Bonds	5.450%	6/3/18	720,000	680,400
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	170,000	176,800

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	5/15/23	610,000	$603,900
Total Airlines				12,376,296
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,050,000	1,060,500	(a)
Builders FirstSource Inc., Senior Secured Notes	7.625%	6/1/21	520,000	503,100	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	240,000	259,200	(a)
Total Building Products				1,822,800
Commercial Services & Supplies — 1.8%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	2,260,000	2,254,350
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	504,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,050,000	2,121,750
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,172,000	1,262,830	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	352,000	379,280	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	300,000	285,000	(a)
Total Commercial Services & Supplies				6,807,210
Construction & Engineering — 0.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,110,000	1,060,050	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,000,000	1,040,912	(c)(d)
Total Construction & Engineering				2,100,962
Electrical Equipment — 0.8%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	540,000	513,000	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,035,300	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,510,000	1,491,125	(a)
Total Electrical Equipment				3,039,425
Machinery — 1.5%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,970,000	4,148,650	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,050,000	1,123,500	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	550,000	572,000	(a)
Total Machinery				5,844,150
Marine — 0.9%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	860,506	800,271	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,123,000	1,117,385
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	877,000	896,732

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2013 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Marine — continued
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	510,000	$510,000	(a)
Total Marine				3,324,388
Metals & Mining — 0.1%
Steel Dynamics Inc., Senior Notes	5.250%	4/15/23	420,000	411,600	(a)
Road & Rail — 0.4%
HDTFS Inc., Senior Notes	6.250%	10/15/22	570,000	594,937
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,120,000	1,120,000	(a)
Total Road & Rail				1,714,937
Trading Companies & Distributors — 0.5%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	750,000	781,875
Rexel SA, Senior Notes	5.250%	6/15/20	1,180,000	1,177,050	(a)
Total Trading Companies & Distributors				1,958,925
Transportation — 2.8%
CMA CGM, Senior Notes	8.500%	4/15/17	2,560,000	2,240,000	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,742,500	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,990,000	1,970,100	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,010,000	3,190,600	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	30,000	31,800	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,390,000	1,383,050	(a)
Total Transportation				10,558,050
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	770,000	793,100	(a)
Total Industrials				58,289,393
Information Technology — 2.1%
Electronic Equipment, Instruments & Components — 0.3%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	2/15/21	540,000	546,750	(a)
NXP BV/NXP Funding LLC, Senior Notes	5.750%	3/15/23	640,000	644,800	(a)
Total Electronic Equipment, Instruments & Components				1,191,550
Internet Software & Services — 0.5%
VeriSign Inc., Senior Notes	4.625%	5/1/23	1,590,000	1,542,300	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	440,000	477,400
Total Internet Software & Services				2,019,700
IT Services — 0.4%
First Data Corp., Senior Notes	12.625%	1/15/21	870,000	920,025
First Data Corp., Senior Secured Notes	6.750%	11/1/20	430,000	437,525	(a)
Total IT Services				1,357,550

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Software — 0.9%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	790,000		$788,025	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,290,000		1,315,800	(a)
Nuance Communications Inc., Senior Notes	5.375%	8/15/20	1,310,000		1,280,525	(a)
Total Software					3,384,350
Total Information Technology					7,953,150
Materials — 12.2%
Chemicals — 1.2%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	750,000		748,125	(a)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	425,721	EUR	554,804	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	982,446	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	632,862	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	330,000	EUR	474,647	(a)
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	500,000		498,750	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	608,000	EUR	813,166	(a)
Total Chemicals					4,704,800
Construction Materials — 0.2%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	920,000		903,900	(a)
Containers & Packaging — 3.3%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	992,287		1,051,824	(a)(b)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	640,000	EUR	872,626	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	910,000		965,738	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	460,000		443,325	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	1,900,000		1,776,500	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	1,620,000	EUR	2,093,911	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,570,000	EUR	2,074,243	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	140,000		124,600
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,670,000		1,724,275
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.250%	2/15/21	370,000		366,300
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,060,000		1,120,950	(a)
Total Containers & Packaging					12,614,292
Metals & Mining — 5.2%
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,640,000		1,631,800

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2013 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
ArcelorMittal, Senior Notes	6.750%	2/25/22	910,000	$932,750
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	540,000	475,200	(a)
Barrick Gold Corp., Notes	4.100%	5/1/23	310,000	258,991	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,440,000	1,418,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	30,000	29,963	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,660,000	1,664,150	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,300,000	949,000	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	870,000	687,300	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	680,000	659,600
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	1,210,000	1,149,500	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	900,000	963,000	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,120,000	1,120,000	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,470,000	1,492,050	(a)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	880,000	972,400	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,450,000	1,334,000	(a)
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	980,000	1,033,900	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	630,000	642,600	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,022,000	981,120
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,420,000	1,466,150
Total Metals & Mining				19,861,874
Paper & Forest Products — 2.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,667,000	2,960,370
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	710,000	674,500	(a)
P.H. Glatfelter Co., Senior Notes	5.375%	10/15/20	1,750,000	1,732,500
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,610,000	1,436,925	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	500,000	527,500	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	850,000	875,500
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	671,000	456,280
Total Paper & Forest Products				8,663,575
Total Materials				46,748,441
Telecommunication Services — 5.6%
Diversified Telecommunication Services — 3.6%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	385,000	361,900
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,310,000	1,427,900	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	480,000	502,200

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,450,000	$1,522,500
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,560,000	1,466,400	(a)
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	570,000	574,275	(a)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	350,000	330,528	(a)(f)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	550,000	585,750
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	158,000	167,480
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	390,000	387,075
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,310,000	1,385,325	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,240,464	3,264,767	(a)(b)
Windstream Corp., Senior Notes	7.500%	6/1/22	430,000	438,600
Windstream Corp., Senior Notes	7.500%	4/1/23	1,358,000	1,378,370
Total Diversified Telecommunication Services				13,793,070
Wireless Telecommunication Services — 2.0%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	550,000	585,750
SoftBank Corp., Senior Notes	4.500%	4/15/20	1,650,000	1,590,188	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,300,000	1,248,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,291,000	3,620,100
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	400,000	468,000	(a)
Total Wireless Telecommunication Services				7,512,038
Total Telecommunication Services				21,305,108
Utilities — 5.1%
Electric Utilities — 2.2%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,110,900
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	2,313,714	2,365,773
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,540,000	2,641,600
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,395,955	1,312,197	(e)
Total Electric Utilities				8,430,470
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,100,000	1,144,000
Independent Power Producers & Energy Traders — 2.6%
AES Corp., Senior Notes	7.375%	7/1/21	720,000	790,200
AES Corp., Senior Notes	4.875%	5/15/23	350,000	326,375
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,410,000	1,431,150
Dynegy Inc., Bonds	7.670%	11/8/16	865,000	15,138	(c)(d)(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	2,050,000	2,265,250	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	40,000	40,600	(a)

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2013 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,170,000	$1,228,500	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,530,000	1,606,500	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,500,000	1,605,000
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	226,924	249,616
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	555,348	614,548
Total Independent Power Producers & Energy Traders				10,172,877
Total Utilities				19,747,347
Total Corporate Bonds & Notes (Cost — $338,284,552)				337,964,221
Collateralized Senior Loans — 3.3%
Consumer Discretionary — 1.2%
Hotels, Restaurants & Leisure — 1.0%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	5/16/20	1,210,000	1,222,100	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,610,000	2,701,350	(h)
Total Hotels, Restaurants & Leisure				3,923,450
Specialty Retail — 0.2%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	640,000	616,356	(h)
Total Consumer Discretionary				4,539,806
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000	526,933	(h)
Energy — 0.3%
Energy Equipment & Services — 0.3%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,270,000	1,221,922	(h)
Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Immucor Inc.,Term Loan B2	5.000%	8/17/18	498,363	498,778	(h)
Industrials — 1.3%
Machinery — 1.3%
Gardner Denver Inc., Bridge Loan	—	7/1/13	2,700,000	2,700,000	(c)(d)(i)
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	2,090,000	2,121,350	(h)
Total Industrials				4,821,350
Materials — 0.3%
Chemicals — 0.3%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	960,000	988,800	(h)
Total Collateralized Senior Loans (Cost — $12,121,013)				12,597,589

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Convertible Bonds & Notes — 0.1%
Financials — 0.1%
Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust Inc., Senior Notes (Cost — $470,000)	4.550%	3/1/18	470,000		$484,100
Sovereign Bonds — 0.6%
Mexico — 0.6%
Mexican Bonos, Bonds (Cost — $2,527,551)	6.500%	6/9/22	30,430,000	MXN	2,468,441

			Shares
Common Stocks — 3.5%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			81,754		163,508	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			3,973		100,159	*
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		0	(c)(d)(j)
Total Consumer Discretionary					263,667
Energy — 1.0%
Energy Equipment & Services — 1.0%
KCAD Holdings I Ltd.			424,046,710		3,930,913	*(c)(d)
Financials — 1.4%
Diversified Financial Services — 1.0%
Citigroup Inc.			81,156		3,893,053
Real Estate Management & Development — 0.4%
Realogy Holdings Corp.			18,181		873,416	*
Realogy Holdings Corp.			14,805		711,232	*(c)(d)
Total Real Estate Management & Development					1,584,648
Total Financials					5,477,701
Industrials — 1.0%
Building Products — 0.0%
Nortek Inc.			973		62,690	*
Marine — 1.0%
DeepOcean Group Holding AS			111,195		2,465,193	*(c)(d)
Horizon Lines Inc., Class A Shares			818,782		1,105,356	*
Total Marine					3,570,549
Total Industrials					3,633,239

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2013 Semi-Annual Report

Western Asset High Yield Fund

Security			Shares	Value
Materials — 0.0%
Chemicals — 0.0%
LyondellBasell Industries NV, Class A Shares			63	$4,175
Total Common Stocks (Cost — $12,993,292)				13,309,695

	Rate
Convertible Preferred Stocks — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
ArcelorMittal (Cost — $262,500)	6.000%		10,500	197,085
Preferred Stocks — 2.3%
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Sanchez Energy Corp., Series B	6.500%		25,550	1,512,049	(a)
Financials — 1.7%
Commercial Banks — 0.3%
Santander Finance Preferred SA Unipersonal	10.500%		990	1,048,472	(f)
Consumer Finance — 1.0%
GMAC Capital Trust I	8.125%		147,670	3,846,803	(f)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%		61,950	1,725,308	(f)
Total Financials				6,620,583
Industrials — 0.2%
Road & Rail — 0.2%
Jack Cooper Holdings Corp.	20.000%		5,170	625,570	(a)(c)(d)(f)
Total Preferred Stocks (Cost — $7,984,184)				8,758,202

		Expiration Date	Notional Amount†
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.20 Index, Put @ $103.00 (Cost — $131,040)		7/17/13	11,200,000	125,239

			Warrants
Warrants — 0.2%
Jack Cooper Holdings Corp.		12/15/17	2,297	241,185	*
Jack Cooper Holdings Corp.		5/6/18	1,159	121,695	*
SemGroup Corp.		11/30/14	14,326	414,021	*(c)(d)
Total Warrants (Cost — $63,365)				776,901
Total Investments — 98.2% (Cost — $374,837,497#)				376,681,473
Other Assets in Excess of Liabilities — 1.8%				7,062,406
Total Net Assets — 100.0%				$383,743,879

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset High Yield Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of June 30, 2013.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of June 30, 2013. The interest rate for fully unfunded term loans is to be determined.

(j)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
EUR	— Euro
MXN	— Mexican Peso

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Amount†	Value
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.20 Index, Put (Premiums received — $49,280)	7/17/13	$100.00	11,200,000	$33,541

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $374,837,497)	$376,681,473
Foreign currency, at value (Cost — $160,054)	162,010
Receivable for securities sold	16,690,895
Interest and dividends receivable	6,882,098
OTC swaps, at value (premiums paid — $612,602)	439,182
Receivable for Fund shares sold	409,985
Deposits with brokers for swap contracts	145,833
Unrealized appreciation on forward foreign currency contracts	110,796
Deposits with brokers for open futures contracts	25,203
Receivable for open swap contracts	5,240
Prepaid expenses	57,491
Total Assets	401,610,206

Liabilities:
Payable for Fund shares repurchased	11,883,292
Payable for securities purchased	5,247,873
Due to custodian	245,458
Investment management fee payable	208,838
Distributions payable	121,791
Written options, at value (premiums received — $49,280)	33,541
Payable to broker — variation margin on open futures contracts	4,828
Service and/or distribution fees payable	630
Directors’ fees payable	479
Accrued expenses	119,597
Total Liabilities	17,866,327
Total Net Assets	$383,743,879

Net Assets:
Par value (Note 7)	$43,585
Paid-in capital in excess of par value	488,235,545
Undistributed net investment income	561,861
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(106,894,498)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	1,797,386
Total Net Assets	$383,743,879

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	23

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class A	581,356
Class C	49,171
Class R	3,791
Class I	27,232,402
Class IS	15,718,336

Net Asset Value:
Class A (and redemption price)	$8.83
Class C*	$8.74
Class R (and redemption price)	$8.75
Class I (and redemption price)	$8.75
Class IS (and redemption price)	$8.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.22

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$19,855,564
Dividends	286,264
Total Investment Income	20,141,828

Expenses:
Investment management fee (Note 2)	1,505,079
Transfer agent fees (Note 5)	161,951
Registration fees	57,140
Legal fees	33,562
Fund accounting fees	29,983
Audit and tax	29,255
Shareholder reports	16,645
Directors’ fees	12,054
Service and/or distribution fees (Notes 2 and 5)	6,359
Custody fees	6,179
Insurance	5,307
Fees recaptured by investment manager (Note 2)	1,345
Miscellaneous expenses	4,630
Total Expenses	1,869,489
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(286)
Net Expenses	1,869,203
Net Investment Income	18,272,625

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	12,849,164
Futures contracts	20,219
Written options	339,610
Swap contracts	(3,740,409)
Foreign currency transactions	(73,234)
Net Realized Gain	9,395,350
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(15,807,156)
Futures contracts	1,465
Written options	180,113
Swap contracts	582,954
Foreign currencies	314,828
Change in Net Unrealized Appreciation (Depreciation)	(14,727,796)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(5,332,446)
Increase in Net Assets from Operations	$12,940,179

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$18,272,625	$36,187,449
Net realized gain	9,395,350	9,930,387
Change in net unrealized appreciation (depreciation)	(14,727,796)	33,914,806
Increase in Net Assets From Operations	12,940,179	80,032,642

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(17,791,810)	(35,611,340)
Decrease in Net Assets From Distributions to Shareholders	(17,791,810)	(35,611,340)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	134,289,312	250,964,003
Reinvestment of distributions	17,015,392	34,362,585
Cost of shares repurchased	(289,583,845)	(248,607,163)
Increase (Decrease) in Net Assets From Fund Share Transactions	(138,279,141)	36,719,425
Increase (Decrease) in Net Assets	(143,130,772)	81,140,727

Net Assets:
Beginning of period	526,874,651	445,733,924
End of period*	$383,743,879	$526,874,651
* Includes undistributed net investment income of:	$561,861	$81,046

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$8.86	$8.61

Income (loss) from operations:
Net investment income	0.29	0.40
Net realized and unrealized gain (loss)	(0.04)	0.37
Total income from operations	0.25	0.77

Less distributions from:
Net investment income	(0.28)	(0.52)
Total distributions	(0.28)	(0.52)

Net asset value, end of period	$8.83	$8.86
Total return[4]	2.76%	9.25%

Net assets, end of period (000s)	$5,131	$406

Ratios to average net assets:
Gross expenses[5]	0.92%[6]	1.12%
Net expenses[5,7,8]	0.92 [6]	0.93 [9]
Net investment income[5]	6.37	6.90

Portfolio turnover rate	53%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$8.85	$8.61

Income (loss) from operations:
Net investment income	0.25	0.35
Net realized and unrealized gain (loss)	(0.12)	0.38
Total income from operations	0.13	0.73

Less distributions from:
Net investment income	(0.24)	(0.49)
Total distributions	(0.24)	(0.49)

Net asset value, end of period	$8.74	$8.85
Total return[4]	1.45%	8.73%

Net assets, end of period (000s)	$430	$159

Ratios to average net assets:
Gross expenses[5]	1.88%[6]	2.15%
Net expenses[5,7,8,9]	1.80 [6]	1.69
Net investment income[5]	5.58	6.07

Portfolio turnover rate	53%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$8.87	$8.61

Income (loss) from operations:
Net investment income	0.27	0.38
Net realized and unrealized gain (loss)	(0.12)	0.37
Total income from operations	0.15	0.75

Less distributions from:
Net investment income	(0.27)	(0.49)
Total distributions	(0.27)	(0.49)

Net asset value, end of period	$8.75	$8.87
Total return[4]	1.59%	9.05%

Net assets, end of period (000s)	$33	$11

Ratios to average net assets:
Gross expenses[5]	1.34%	1.37%
Net expenses[5,6,7,8]	1.30	1.30
Net investment income[5]	6.06	6.59

Portfolio turnover rate	53%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2013[3]	2012	2011	2010	2009	2008[4]	2008[5]

Net asset value, beginning of period	$8.87	$8.10	$8.71	$8.27	$5.99	$9.30	$10.75

Income (loss) from operations:
Net investment income	0.30	0.63	0.69	0.81	0.92	0.66	0.83
Net realized and unrealized gain (loss)	(0.13)	0.77	(0.52)	0.48	2.32	(3.05)	(1.41)
Total income (loss) from operations	0.17	1.40	0.17	1.29	3.24	(2.39)	(0.58)

Less distributions from:
Net investment income	(0.29)	(0.63)	(0.78)	(0.85)	(0.96)	(0.92)	(0.80)
Net realized gains	—	—	—	—	—	—	(0.07)
Total distributions	(0.29)	(0.63)	(0.78)	(0.85)	(0.96)	(0.92)	(0.87)

Net asset value, end of period	$8.75	$8.87	$8.10	$8.71	$8.27	$5.99	$9.30
Total return[6]	1.89%	17.76%	1.87%	16.24%	56.73%	(27.19)%	(5.88)%

Net assets, end of period (000s)	$238,310	$385,634	$345,686	$447,370	$511,335	$439,446	$800,103

Ratios to average net assets:
Gross expenses	0.70%[7]	0.66%	0.68%	0.65%	0.62%	0.60%[7]	0.59%
Net expenses	0.70 [7,8]	0.66 [8]	0.68 [8]	0.65 [8]	0.62 [8]	0.60 [7,8]	0.58 [9]
Net investment income	6.65 [7]	7.37	7.88	9.39	12.80	10.40 [7]	8.30

Portfolio turnover rate	53%	86%	103%	105%	84%	41%[10]	59%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period April 1, 2008 through December 31, 2008.

[5]	For the year ended March 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	The impact of compensating balance arrangements was 0.01%.

[10]	Not annualized.

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2013[3]	2012	2011	2010	2009	2008[4]

Net asset value, beginning of period	$9.01	$8.23	$8.84	$8.38	$6.06	$8.86

Income (loss) from operations:
Net investment income	0.31	0.65	0.70	0.82	0.94	0.37
Net realized and unrealized gain (loss)	(0.12)	0.76	(0.53)	0.49	2.34	(2.77)
Total income (loss) from operations	0.19	1.41	0.17	1.31	3.28	(2.40)

Less distributions from:
Net investment income	(0.30)	(0.63)	(0.78)	(0.85)	(0.96)	(0.40)
Total distributions	(0.30)	(0.63)	(0.78)	(0.85)	(0.96)	(0.40)

Net asset value, end of period	$8.90	$9.01	$8.23	$8.84	$8.38	$6.06
Total return[5]	2.06%	17.67%	1.92%	16.32%	56.74%	(27.16)%

Net assets, end of period (000s)	$139,840	$140,665	$100,048	$108,319	$107,301	$77,795

Ratios to average net assets:
Gross expenses	0.63%[6,7]	0.63%	0.61%	0.61%	0.61%	0.60%[6]
Net expenses[8,9]	0.63 [6,7,10]	0.63 [10]	0.61	0.61	0.61	0.60 [6]
Net investment income	6.76 [6]	7.41	8.00	9.40	12.80	12.40 [6]

Portfolio turnover rate	53%	86%	103%	105%	84%	41%[11]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class IS shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	Not annualized.

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Semi-Annual Report	31

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

32	Western Asset High Yield Fund 2013 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset High Yield Fund 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:	—	$333,560,100	$4,404,121	$337,964,221
Collateralized senior loans	—	12,597,589	—	12,597,589
Convertible bonds & notes	—	484,100	—	484,100
Sovereign bonds	—	2,468,441	—	2,468,441
Common stocks	$6,038,849	711,232	6,559,614	13,309,695
Convertible preferred stocks	197,085	—	—	197,085
Preferred stocks	6,620,583	2,137,619	—	8,758,202
Purchased options	—	125,239	—	125,239
Warrants	—	776,901	—	776,901
Total investments	$12,856,517	$352,861,221	$10,963,735	$376,681,473
Other financial instruments:
Futures contracts	$40,244	—	—	$40,244
Forward foreign currency contracts	—	$110,796	—	110,796
Credit default swaps on corporate issues — sell protection‡	—	439,182	—	439,182
Total other financial instruments	$40,244	$549,978	$—	$590,222
Total	$12,896,761	$353,411,199	$10,963,735	$377,271,695

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$33,541	—	$33,541
Futures contracts	$38,779	—	—	38,779
Total	$38,779	$33,541	—	$72,320

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Common Stocks	Total
Balance as of December 31, 2012	$3,815,832	$12,912,695	$16,728,527
Accrued premiums/discounts	48,882	—	48,882
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)[1]	510,348	(2,443,969)	(1,933,621)
Purchases	29,059	—	29,059

34	Western Asset High Yield Fund 2013 Semi-Annual Report

Investments in Securities	Corporate Bonds & Notes	Common Stocks	Total
Sales	—	$(3,197,880)	$(3,197,880)
Transfers into Level 3	—	—	—
Transfers out of Level 3[2]	—	(711,232)	(711,232)
Balance as of June 30, 2013	$4,404,121	$6,559,614	$10,963,735
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2013[2]	$510,348	$(937,338)	$(426,990)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 6/30/13 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Weighted Average	Impact to Valuation from an Increase in Input*
Equity Securities	$3,931	Market approach	EBITDA multiple	6.34x	Increase

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect

Western Asset High Yield Fund 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

36	Western Asset High Yield Fund 2013 Semi-Annual Report

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure

Western Asset High Yield Fund 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed as a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin on the statement of assets and liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

38	Western Asset High Yield Fund 2013 Semi-Annual Report

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2013, the total notional value of all credit default swaps to sell protection is $3,430,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit

Western Asset High Yield Fund 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty

40	Western Asset High Yield Fund 2013 Semi-Annual Report

risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund held written options with credit related contingent features which had a liability position of $33,541. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $145,833, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset High Yield Fund 2013 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The investment manager has agreed to waive and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions) so that total operating expenses are not expected to exceed 1.05%, 1.80%, 1.30% and 0.65% for Class A, Class C, Class R and Class IS shares, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

42	Western Asset High Yield Fund 2013 Semi-Annual Report

During the six months ended June 30, 2013, fees waived and/or expense reimbursed amount $286.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

Pursuant to this arrangement, at June 30, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires December 31, 2014	—	$218	$5	—	—
Expires December 31, 2015	—	99	3	—	$184
Fee waivers/expense reimbursements subject to recapture	—	$317	$8	—	$184

For the six months ended June 30, 2013, LMPFA recaptured $231, $3 and $1,111 for Class A, C and IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2013, LMIS and its affiliates retained sales charges of $452 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2013, there were no CDSCs paid to LMIS and its affiliates.

As of June 30, 2013, Legg Mason and its affiliates owned 20% of the Fund.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$273,151,834
Sales	395,716,289

Western Asset High Yield Fund 2013 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,475,335
Gross unrealized depreciation	(12,631,359)
Net unrealized appreciation	$1,843,976

During the six months ended June 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	$58,800,000	$311,600
Options written	46,500,000	302,340
Options closed	—	—
Options exercised	(34,800,000)	(225,050)
Options expired	(59,300,000)	(339,610)
Written options, outstanding as of June 30, 2013	$11,200,000	$49,280

At June 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	33	9/13	$4,215,342	$4,176,563	$(38,779)

Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	9	9/13	1,262,838	1,222,594	$40,244
Net unrealized gain on open futures contracts					$1,465

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Buy:
Euro	Credit Suisse	1,000,000	$1,301,911	8/16/13	$2,672

Contracts to Sell:
Euro	Credit Suisse	8,240,243	10,728,062	8/16/13	85,000
Euro	Royal Bank of Scotland PLC	2,100,000	2,734,013	8/16/13	23,124
Total contracts to sell					108,124
Net unrealized gain on open forward foreign currency contracts					$110,796

44	Western Asset High Yield Fund 2013 Semi-Annual Report

At June 30, 2013, the Fund held the following open OTC swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At June 30, 2013[3]	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Deutsche Bank AG (Ally Financial Inc. 7.500% due 9/15/20)	$3,430,000	6/20/20	2.78%	5.000% quarterly	$439,182	$612,602	$(173,420)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

‡	Percentage shown is an annual percentage rate.

At June 30, 2013, the Fund held collateral received from Deutsche Bank Securities Inc., in the amount of $503,157 on credit default swap contracts valued at $439,182. Net exposure to the counterparty was $(63,975). Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	—	$125,239	$125,239
Futures contracts[3]	$40,244	—	—	40,244
OTC swap contracts[4]	—	—	439,182	439,182
Forward foreign currency contracts	—	$110,796	—	110,796
Total	$40,244	$110,796	$564,421	$715,461

Western Asset High Yield Fund 2013 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	—	$33,541	$33,541
Futures contracts[3]	$38,779	—	38,779
Total	$38,779	$33,541	$72,320

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]		—	$(559,370)	$(559,370)
Written options	—	—	339,610	339,610
Futures contracts	$20,219	—	—	20,219
Swap contracts	—	—	(3,740,409)	(3,740,409)
Forward foreign currency contracts	—	$(128,583)	—	(128,583)
Total	$20,219	$(128,583)	$(3,960,169)	$(4,068,533)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(206,921)	$(206,921)
Written options	—	—	180,113	180,113
Futures contracts	$1,465	—	—	1,465
Swap contracts	—	—	582,954	582,954
Forward foreign currency contracts	—	$322,215	—	322,215
Total	$1,465	$322,215	$556,146	$879,826

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

46	Western Asset High Yield Fund 2013 Semi-Annual Report

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$141,399
Written options	245,803
Futures contracts (to buy)	596,652
Futures contracts (to sell)	1,101,268
Forward foreign currency contracts (to buy)	371,751
Forward foreign currency contracts (to sell)	11,541,905

Average notional balance
Credit default swap contracts (to buy protection)†	$24,136,571
Credit default swap contracts (to sell protection)	980,000

†	At June 30, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[3,4]	Net Amount
Purchased options[2]	$125,239	—	$125,239
OTC swap contracts	439,182	$(439,182)	—
Forward foreign currency contracts	110,796	—	110,796
Total	$675,217	$(439,182)	$236,035

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$33,541	—	$33,541
Futures contracts[5]	4,828	$(4,828)	—
Total	$38,369	$(4,828)	$33,541

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued and paid monthly.

Western Asset High Yield Fund 2013 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$5,125	$718
Class C	1,199	306
Class R	35	16
Class I	—	157,731
Class IS	—	3,180
Total	$6,359	$161,951

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	$99
Class R	3
Class I	—
Class IS	184
Total	$286

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$123,413	$14,164	†
Class C	6,476	4,366	†
Class R	416	585	†
Class I	13,049,383	27,480,396
Class IS	4,612,122	8,111,829
Total	$17,791,810	$35,611,340

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

7. Capital shares

At June 30, 2013, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	3,285,921	$29,997,100	45,418	†	$398,504	†
Shares issued on reinvestment	13,210	120,569	1,620	†	14,137	†
Shares repurchased	(2,763,543)	(25,096,288)	(1,270)	†	(11,102)	†
Net increase	535,588	$5,021,381	45,768	†	$401,539	†

48	Western Asset High Yield Fund 2013 Semi-Annual Report

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class C
Shares sold	34,134	$305,502	18,879	†	$164,488	†
Shares issued on reinvestment	722	6,476	498	†	4,341	†
Shares repurchased	(3,623)	(31,664)	(1,439)	†	(12,579)	†
Net increase	31,233	$280,314	17,938	†	$156,250	†

Class R
Shares sold	2,680	$24,030	1,161	†	$10,000	†
Shares issued on reinvestment	43	385	68	†	585	†
Shares repurchased	(161)	(1,464)	—		—
Net increase	2,562	$22,951	1,229	†	$10,585	†

Class I
Shares sold	10,843,837	$97,753,675	24,871,827		$213,205,093
Shares issued on reinvestment	1,445,132	13,022,482	3,091,497		26,558,559
Shares repurchased	(28,548,516)	(255,443,887)	(27,165,220)		(234,134,521)
Net increase (decrease)	(16,259,547)	$(144,667,730)	798,104		$5,629,131

Class IS
Shares sold	674,357	$6,209,005	4,204,414		$37,185,918
Shares issued on reinvestment	422,610	3,865,480	891,706		7,784,963
Shares repurchased	(982,884)	(9,010,542)	(1,654,872)		(14,448,961)
Net increase	114,083	$1,063,943	3,441,248		$30,521,920

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

8. Capital loss carryforwards

As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(32,093,148)
12/31/2017	(83,418,268)
$(115,511,416)

These amounts will be available to offset any future taxable capital gains.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the

Western Asset High Yield Fund 2013 Semi-Annual Report	49

Notes to financial statements (cont’d)

statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

50	Western Asset High Yield Fund 2013 Semi-Annual Report

Western Asset

High Yield Fund

Directors

William E. B. Siart,

Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013, Mr. Abeles became a Director.

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012828 8/13 SR13-2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date:	August 28, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Funds, Inc.

Date:	August 28, 2013